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                       SECURITIES AND EXCHANGE COMMISSION
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                             Washington, D.C. 20549



                                    Form 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Commission File Number 0-13984




Date of Report (Date of earliest event reported)                January 12, 1999
                                                          ----------------------



                      DIVERSIFIED CORPORATE RESOURCES, INC.
             (Exact name of registrant as specified in its charter)




            Texas                         0-13984                75-1565578
(State or other jurisdiction     (Commission File Number)       (IRS Employer
     of Incorporation)                                       Identification No.)






                    12801 North Central Expressway, Suite 350
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                               Dallas, Texas 75243
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                    (Address of Principal Executive Offices)






Registrant's telephone number, including area code:               (972) 458-8500
                                                                 ---------------



                                       N/A
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          (Former name or former address, if changed since last report)

Item 5.               OTHER EVENTS

              On January 12, 1999, Diversified Corporate Resources, Inc., a Texas corporation (the "Company"), entered into (a) a Note Purchase Agreement (the "Agreement") with Compass Bank (the "Bank"), and DCRI L.P. No. 2, Inc., a Texas corporation (the "Borrower"), which is principally owned by J. Michael Moore, the Chairman of the Board and Chief Executive Officer of the Company ("Mr. Moore"), pursuant to which the Company agreed to purchase from the Bank, in the event of a default by the Borrower and Mr. Moore (as guarantor), the following: (i) two (2) promissory notes (collectively the "Notes") executed by the Borrower payable to the Bank in the principal amount of $500,000 and (ii) all instruments securing repaying of the Notes, including without limitation, a Pledge Agreement related to 165,000 shares of the Company's common stock (the "Common Stock") which are owned by the Borrower and which have been pledged by the Borrower as collateral for the Notes, and (b) a Bank Transaction Agreement (the "Related Agreement") with the Borrower and Mr. Moore, which obligated the Borrower and/or Mr. Moore to (i) pledge to the Company an additional 50,000 shares of the Common Stock to secure the Company under the terms of both the Agreement and the Related Agreement, (ii) pay the Company for entering into the Agreement by conveying to the Company 5,000 shares of Common Stock which are owned by the Borrower, and (iii) waive the right of Mr. Moore to exercise options to purchase, at $2.50 per share, 5,000 shares of Common Stock pursuant to options previously granted to Mr. Moore by the Company.

              The proceeds from the loans evidenced by the Notes have been advanced by the Bank and have been used in part to fund Mr. Moore's purchase, at $2.50 per share (for an aggregate amount of $181,250), of 72,500 shares of Common Stock pursuant to exercising stock options previously granted to him by the Company. The balance of the loan proceeds involved are expected to be used by the Borrower and Mr. Moore to pay certain income taxes and for general corporate purposes.

              The aforementioned transactions have been approved by both the Board of Directors of the Company and the Audit Committee of the Board of Directors of the Company.


Item 7.       FINANCIAL STATEMENTS AND EXHIBITS.

              (c) Exhibits.

                   The following exhibits are furnished in accordance with Item 601 of Regulation S-K.

     10.1 Note Purchase Agreement dated as of January 12, 1999 by and among Diversified Corporate Resources, Inc., Compass Bank and DCRI L.P. No. 2 Inc.

     10.2 Pledge Agreement dated as of January 12, 1999 between Compass Bank and DCRI L.P. No. 2, Inc.

     10.3 Bank Transaction Agreement dated as of January 12, 1999 by and among Diversified Corporate Resources, Inc., DCRI L.P. No. 2, Inc. and J. Michael Moore.

                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                           DIVERSIFIED CORPORATE RESOURCES, INC.
                                           Registrant



DATE:    January 27, 1999                  By:      /s/ M. Ted Dillard
                                                    ----------------------
                                                    M. Ted Dillard
                                                    President and Secretary

                                INDEX TO EXHIBITS



Exhibit No.                                         Exhibit                                                Page
-----------                                         -------                                                ----

                       Note Purchase Agreement dated as of January 12, 1999 by
10.1                   and among the Diversified Corporate Resources, Inc.,
                       Compass Bank and DCRI L.P. No. 2 Inc.

10.2                   Pledge Agreement dated as of January 12, 1999 between
                       Compass Bank and DCRI L.P. No. 2, Inc.

10.3 Bank Transaction Agreement dated as of January 12, 1999 by and among the Diversified Corporate Resources, Inc., DCRI L.P.
                       No. 2, Inc. and J. Michael Moore.

